Government grant advances and loans	6 Months Ended
Jun. 30, 2021
Government Grant Advances And Loans [Abstract]
Government grant advances and loans	Government grant advances and loans
On April 30, 2020, the Company finalized €5 million of French government debt financing that was received in May 2020 as part of the French COVID-19 economic support plan. The French loan is unsecured and can, at Sequans’ option, be repaid in full in one year plus 1.75% interest or, with one to four months’ notice before April 30, 2021, be repaid over the following five years. As such, as of December 31, 2020, $1,395,000 has been classified as current. In March 2021, the Company exercised the option to repay over five years with an additional deferral (from August 2022 to May 2026, only interest will be paid from August 2021 to May 2022). As of June 30, 2021, $707,000 has been classified as current and $5,421,000 as non-current.
In January 2016, Bpifrance provided funding to the Company for a new long-term research project, completed in early 2020. The total of the funding amounted to €2,095,000 ($2,288,000 using the exchange rate of the grant dates) comprising a portion in the form of a grant (€668,000 or $729,000) and a portion in the form of a forgivable loan (€1,427,000 or $1,558,000). The funding was paid in four installments, the last of which was received in February 2020 for €365,000 ($405,000 using the exchange rate of the funding date). The grant is recognized as a reduction of research and development expense when corresponding expense is incurred. The forgivable loan advance will be repaid, except if the project is a commercial failure, from July 1, 2020 to July 1, 2024 and bears interests at a 1.17% fixed contractual rate. The difference between the amount of grant received and the present value of future payments discounted using interest rate applied for standard loans with similar maturity amounted to a reduction of $30,000 in the debt carrying value, with such difference being amortized over the contract period. In the event of commercial success, and sales of the product developed under this program are in excess of €3 million ($3.7 million using the exchange rate as of December 31, 2020), then the Company shall pay for four consecutive years after the date of the termination of the refund 13% of the revenues generated by the sales of the products or services (up to a maximum of €600,000, or $736,000, over a period of 10 years). In late 2020, the Company determined that there was not enough market interest for the radio frequency of the product development funded by this grant, and abandoned the project. A request for forgiveness of the debt was made and in April 2021 Bpifrance forgave a large portion of the advance, effectively transforming the advance to a grant and resulting in a one-time benefit of €1,214,000 ($1,442,111 using the exchange rate of the period), recorded as a reduction of Research and Development expenses. The unforgiven portion of €213,000 will be reimbursed in the second half of 2022.